LODGENET
always on

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

INTERACTIVE DIGITAL SYSTEM

Since Introduction In Early 2001

- Driving Contracts
  Over 535,000 Signed
  New and Renewals
- Driving Revenue

SIGNETURE TV℠

Guest room television tailored to meet
Each hotel's specific needs and
Achieve its goals.

- Enhanced marketing
- Improving branding
- Increasing guest satisfaction
- Building revenue

LODGENET
always on

Hampton "Playcations" Promotion:



Welcome to Hampton
WE LOVE HAVING YOU HERE.™
Hampton Inn
GET OUT AND PLAY WITH HAMPTONINN.COM
Hampton
PlayCations
You could win a new $30,000 Convertible!
Press MENU for...
• Movies
• Internet & Info
• CD Music
• Nintendo® Games
• Guest Services
Use Channel Up/Down for Channel Selection
01 - ABC
02 - NBC
03 - FOX
04 - CNN
05 - TNT
06 - CBS

- Summer Promotion
- 369 Hampton Inns and Hampton Inn & Suites
- More Than 37,000 Rooms in Nonstop Rotation

Hilton Promotion:


Welcome to Hilton
and a Heritage of Uncompromising Service
Hilton
Visit our restaurant,* drink Coca-Cola*
AND YOU MAY WIN A VIP TRIP
to the FedEx Orange Bowl® 2005
College Football National Championship
No purchase necessary. Open to US residents age 18 and over. Game pieces available while supplies last. For a copy of the rules go to www.hiltonhhonors.com/cococola. Sweepstakes ends 11/15/04. Void where prohibited ©2004 The Coca-Cola Company. "Coca-Cola" and the Contour Bottle design and the Red Disk Icon are trademarks of The Coca-Cola Company.
Press MENU for...
• Movies
• Internet & Info
• CD Music
• Nintendo® Games
• Guest Services
Use Channel Up/Down for Channel Selection
01 - ABC
02 - NBC
03 - FOX
04 - CNN
05 - TNT
06 - CBS

- Fall Promotion
- 100 Hilton, Hilton Garden Inn, Embassy Suites and Doubletree Hotels
- Nearly 40,000 Rooms in Nonstop Rotation

LODGENET BUSINESS MODEL

LodgeNet
always on

Content



System



Services

- Installation
- Content distribution
- Customer support



Guest Paid Services

- Movies on Demand
- Video Games
- TV on Demand
- Music on Demand
- TV Internet

Hotel Paid Services

- Satellite TV Programming
- High Speed Internet
- Guest Services

DIGITAL ROOM EXPANSION

Digital Services Proven to Drive Additional Revenue Growth


Average Monthly
Revenue per Room ($)
+40%
$30
$25
$20
$15
$10
$5
$0
$15.71
$4.09
$19.80
$5.21
$2.67
$27.68
Movies
Other Services
Total
Incremental Movie Revenue
Incremental Other Services Revenue
Total
Tape Rooms
Digital Rooms

Note: Based on Actual '03 results.

New Installation Digital Capital per Room


$460
$450
$440
$430
$420
$410
$400
$390
$380
$370
$360
$350
$423
TAPE
$456
DIGITAL
$439
DIGITAL
$405
DIGITAL
$382
DIGITAL
$373
DIGITAL
2000
2001
2002
2003
Q1 2004
Q2 2004

INTERACTIVE DIGITAL SYSTEM

LODGENET always on

Single Room Economics

	Digital New
Average Contract Length	6.5 Years
Annual Revenue	$ 332
Annual Cash Flow	$ 137
Total Cash Flow Over Life	$ 891
Average Capital Investment	$ 373
Payback Period	**2.7 Years**
Cash-on-Cash Return	**36.7%**

* Revenue and cash flow based on TTM June '04 actual results; capital based on Q2'04 levels

INTERACTIVE DIGITAL SYSTEM

Single Room Economics

	Digital New	Digital Upgrade
Average Contract Length	6.5 Years	6.5 Years
Annual Revenue	$ 332	$ 332
Annual Cash Flow	$ 137	$ 137
Total Cash Flow Over Life	$ 891	$ 891
Average Capital Investment	$ 373	$ 296
Payback Period	**2.7 Years**	**2.2 Years**
Cash-on-Cash Return	**36.7%**	**46.3%**

* Revenue and cash flow based on TTM June '04 actual results; capital based on Q2'04 levels

GROWING INFLUENCE OF DIGITAL

Share of Digital of Total Guest Pay Room Base


100%
80%
60%
40%
20%
0%
14%
30%
42%
75%
2001A
2002A
2003A
2006P

LODGENET

DIVERSIFIED CUSTOMERS

Hilton

The Ritz-Carlton

Fairmont
HOTELS & RESORTS

Sheraton
HOTELS & RESORTS



EMBASSY SUITES

La Quinta Inn

Radisson

Wingate Inn

red roof inns

Holiday Inn

LEADING COMPETITIVE POSITION

Total US/Canadian Lodging Market



More Than 300 rooms
19%
151 - 299 rooms
20%
27%
Under 75 rooms
34%
75 - 149 rooms

4.8 Million Rooms

75+ Hotel Room Market



Portion of unserved that may meet economic criteria
Unserved
38%
Other Providers
12%
24%
26%
On Command
LodgeNet

3.5 Million Rooms

*company estimates

Driving Expansion of Interactive Room Base

Largest Worldwide Hotel Provider – **One Million Rooms**


1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
1997
1998
1999
2000
2001
2002
2003
GP Interactive Rooms
Total Rooms

LONG-TERM EXCLUSIVE CONTRACTS

Source of recurring revenues

- Average contract term of 6.5 years
- Average life of current portfolio of approximately 40 months
- Contract expiration at average of 14% per year through 2010

Future Contract Expirations



Hotel Expirations/Year
1,000
800
600
400
200
0
Year
2004
2005
2006
2007
2008
2009
2010+
11%
13%
17%
14%
14%
13%
18%

Note: As of June 30, 2004.

Steady Revenue Growth


$260
$255
$250
$245
$240
$235
$230
$225
$220
$215
$210
$205
$200
$195
$190
$185
$180
(in millions)
68%
67%
66%
65%
64%
63%
62%
61%
60%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
TTM Revenue
TTM Occupancy

FINANCIAL HIGHLIGHTS

Gross Profit Margin


58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
52.0%
51.0%
50.0%
55.2%
56.2%
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

- Per-Room Gross Profit Increased 2.8% Quarter over Quarter

FINANCIAL HIGHLIGHTS

Increasing Operating Income exclusive of Depreciation & Amortization



(in millions)
$88
$86
$84
$82
$80
$78
$76
$74
$72
$70
$68
68%
67%
66%
65%
64%
63%
62%
61%
60%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
TTM
Operating Income exclusive of Depreciation & Amortization
Occupancy

Cash Flow Net Of Investing
(in millions)


$10
$5
$0
-$5
-$10
-$15
-$20
$(17.3)
$(3.3)
$2.1
1st 6 Mo '02
1st 6 Mo '03
1st 6 Mo '04

FINANCIAL HIGHLIGHTS

Cash from Operations Analysis – First 6 Months

(in millions)

	2004	2003	% Chg
Cash from Operations	**$ 28.2**	**$ 25.8**	9%
Corporate Capital/Minor Extensions	(5.8)	(5.8)	
Digital Renewal Investment*	(7.2)	(7.1)	
Pre-Expansion Cash Flow	**$ 15.2**	**$ 12.9**	18%
New Room Investment**	(13.1)	(16.2)	
Post Expansion Cash Flow	**2.1**	**(3.3)**	
*Digital Upgrade Rooms	23,995	20,404	
**New Digital Rooms	34,505	39,118	

LODGENET always on

FINANCIAL HIGHLIGHTS

Liquidity Metrics

(in millions)

	Dec. 31, 2003	June 30, 2004	June 30, Pro Forma
Cash on Balance Sheet	$ 2.8	$ 2.9	$ 15.3
Debt	$ 368.2	$ 360.2	$ 313.2
Debt Ratio	4.4x	4.1x	3.6x
Revolver Availability	$ 50.7	$ 53.1	$ 75.0

Equity Offering Closed on 7/6/04

4.3 Million Shares Issued - $66 Million Raised

Strengthens the Balance Sheet – Provides "Dry Powder"

LODGENET always on

STRATEGIC INITIATIVES

McKESSON

New Healthcare Initiative

- "Cash Flow Without Capital" Business Model
- McKesson: #1 Player in Healthcare Services & Info Tech
- Leverage SigNETureTV Technology into Healthcare
- Market Size: 970,000 Beds in 5,800 Facilities
- System Sale with Recurring Revenue for Service & Content
- Pilot System in Birmingham – This Fall

Welcome to General Hospital

McKESSON LODGENET


LODGENET
always on

Press MENU for...

- Hospital Info
- Entertainment
- Internet/E-Mail
- Patient Services
- Patient Feedback
- Patient Education

Use Channel Up/Down for Channel Selection

01 - ABC	03 - FOX	05 - TNT
02 - NBC	04 - CNN	06 - CBS

Main Menu

McKESSON LODGENET

CHARLES WICKAM

1E 2125-02



1. Hospital Information
2. Entertainment
3. Internet/E-Mail
4. Patient Services
5. Feedback and Requests
6. Patient Education

Help/Tutorial

* Exit to TV

Patient Education

CHARLES WICKAM 1E 2125-02



1 My Education

2 Cancer

3 Diabetes

4 Women's Health

5 Men's Health

6 Cardiovascular Disease

Next 9 ▶

MENU Main Menu
* Back

INVESTMENT SUMMARY

Continuous Innovation

Operational Excellence

World's Largest Provider

Digital Rooms Driving Revenue

Demonstrable Digital Model

Experienced Management Team

LODGENET®

always on

Copyright 2004
LodgeNet Entertainment Corporation
All rights reserved.

LODGENET always on

Reconciliation of Operating Income exclusive of Depreciation & Amortization (12 months trailing)

	Q2 '01	Q3 '01	Q4 '01	Q1 '02	Q2 '02	Q3 '02	Q4 '02	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04	Q2 '04
Operating Income	$ 6.5	$ 7.8	$ 9.1	$ 9.7	$ 9.2	$ 8.3	$ 5.9	$ 4.6	$ 4.2	$ 4.7	$ 6.5	$ 8.5	$ 9.7
D&A	$65.8	$65.6	$ 66.0	$ 67.9	$70.4	$ 73.3	$75.9	$77.5	$ 78.3	$78.5	$ 78.4	$ 78.2	$77.9
Operating Income exclusive of D&A	$72.4	$73.4	$ 75.1	$ 77.6	$79.6	$ 81.7	$81.8	$82.1	$ 82.6	$83.2	$ 84.9	$ 86.7	$87.6

Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A